Exhibit 10.2


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made effective as of August 1, 2001, among RDO FINANCIAL SERVICES CO., ("Borrower") a North Dakota corporation whose address is 1500 Radisson Tower, 201 -5th Street North, Fargo, North Dakota 58102, WELLS FARGO BANK NORTH DAKOTA, N.A., F/K/A NORWEST BANK NORTH DAKOTA, NATIONAL ASSOCIATION ("Norwest") a national banking association with offices located in Fargo, North Dakota and AG CAPITAL COMPANY, a Delaware corporation whose address is 1500 Radisson Tower, 201 - 5th Street North, Fargo, North Dakota 58102, as a lender hereunder and as agent for all the lenders hereunder (the "Agent"). (Norwest and Agent are sometimes hereinafter individually referred to as a "Lender" and collectively referred to as "Lenders".)

                                    RECITALS

         A. The Borrower and the Lenders entered into a Credit Agreement dated as of June 1, 2000 which has been amended by way of a First Amendment to Credit Agreement dated January 31, 2001 and a Second Amendment to Credit Agreement dated as of July 1, 2001 (hereinafter collectively referred to as the "Credit Agreement").

         B. The Subject Notes referred to in the Credit Agreement matured by their terms and conditions on July 31, 2001. (Capitalized terms used in this Amendment shall have the respective meanings ascribed them in the Credit Agreement unless herein defined or the context shall otherwise require.)

         C. The Borrower has requested the Lenders to extend the maturity date of the Subject Notes to January 31, 2002. The Lenders are willing to extend the maturity date of the Subject Notes upon the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lenders do hereby agree as follows:

                              SECTION 1. AMENDMENTS

         1.1 The definition of "Maturity" set forth in Section 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Maturity" of the Subject Notes means the earlier of
                  (a) the date on which the Subject Notes become due and payable upon the occurrence of an Event of Default; or (b) January 31, 2002 unless extended in writing by all of the parties hereto in their sole discretion.


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         1.2 The definition of the term "Receivable Borrowing Base" set forth in
Section 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Receivable Borrowing Base" means:

                  (a) from the date of this Amendment through and including August 31, 2001, the lesser of (a) $12,000,000 or (b)
                           the sum of (i) ninety percent (90%) of the Borrower's Eligible Retail Receivables; (ii) eighty-five percent (85%) of the Borrower's Eligible Store Receivables;
                           (iii) seventy-five percent (75%) of the Borrower's Eligible Foreign Receivables; and (iv) the lesser of
                           (A) seventy-five percent (75%) of the Borrower's Eligible Repossessed Inventory or (B) $500,000;

                  (b) from September 1, 2001, through and including October 31, 2001, the lesser of (a) $12,000,000 or (b) the sum of (i) seventy percent (70%) of the Borrower's Eligible Store Receivables; (ii) seventy-five percent (75%) of the Borrower's Eligible Foreign Receivables; and (iii) the lesser of (A) seventy-five percent (75%) of the Borrower's Eligible Repossessed Inventory or (B) $500,000;

                  (c) from November 1, 2001, through and including December 14, 2002, the lesser of (a) $10,000,000 or (b) the sum of (i) seventy percent (70%) of the Borrower's Eligible Store Receivables; (ii) seventy-five percent (75%) of the Borrower's Eligible Foreign Receivables; and (iii) the lesser of (A) seventy-five percent (75%) of the Borrower's Eligible Repossessed Inventory or (B) $500,000; and

                  (d) from December 15, 2001, through and including January 31, 2002, the lesser of (a) $8,000,000 or (b) the sum of (i) seventy percent (70%) of the Borrower's Eligible Store Receivables; (ii) seventy-five percent (75%) of the Borrower's Eligible Foreign Receivables; and (iii) the lesser of (A) seventy-five percent (75%) of the Borrower's Eligible Repossessed Inventory or (B) $500,000;


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


         1.3 The definition of the term "Receivable Commitment" set forth in
Section 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Receivable Commitment" means the maximum principal amount each Lender is obligated to extend as part of the Advances which in the case of Norwest shall be in the amount of $9,000,000 from the date of this Amendment through and including October 31, 2001, $7,500,000 from November 1, 2001 through and including December 14, 2001 and $6,000,000 from December 15, 2001 through and including January 31, 2002, and in the case of the Agent shall be in the amount of $3,000,000 from the date of this Amendment through and including October 31, 2001, $2,500,000 from November 1, 2001 through and including December 14, 2001 and $2,000,000 from December 15, 2001 through and including January 31, 2002.

         1.4 The definition of the term "Receivable Note(s)" set forth in
Section 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Receivable Note(s)" means, individually or collectively, the Receivable Note(s), dated June 1, 2000, made by the Borrower payable to the order of each of the Lenders, the aggregate original principal amount of which is Twelve Million Dollars ($12,000,000) (as such amount will be reduced on November 1, 2001 and December 15, 2001), and the individual original principal amount of which is the Receivable Commitment of the applicable Lender (as such amounts will be reduced on November 1, 2001 and December 15, 2001), together with all extensions, renewals, modifications, substitutions and changes in form thereof effected by written agreement between the Borrower and all of the Lenders.

         1.5 The definition of the term "Termination Date" set forth in Section 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Termination Date" means the earlier of (a) January 31, 2002 (unless extended in writing by the parties hereto in their sole discretion); or (b) the date upon which the Lenders' willingness to consider making Advances is terminated pursuant to Section 2.7.

         1.6 The form of the "Receivable Notes" set forth in Section 1 of the Credit Agreement are hereby amended and restated in their entirety to read as set forth on Exhibit "A" attached hereto.


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


         1.7 The form of Exhibit "B" to the Credit Agreement, the monthly borrowing base certificate, is hereby amended and restated in its entirety to read as set forth in Exhibit "B" attached hereto.

         1.8 The form of Exhibit "C" to the Credit Agreement, the weekly borrowing base certificate, is hereby amended and restated in its entirety to read as set forth in Exhibit "C" attached hereto.

         1.9 Section 2.4(a) of the Credit Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  (a) The Borrower agrees to pay interest on the outstanding principal amount of the Receivable Note(s) from the date hereof through August 31, 2001, at a rate per annum equal to the one month LIBOR plus 240 basis points and from September 1, 2001, until paid in full at a rate per annum equal to the one month LIBOR plus 290 basis points, all determined two
                           (2) Business Days prior to the first Business Day of the then current calendar week and fixed until the first Business Day of the following calendar week.

         1.10 Section 2.7 of the Credit Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  Termination. The obligation of the Lenders' to make Advances under the Receivable Commitment shall terminate:

                  (a) Upon receipt by the Lenders of three (3) days' written notice of termination from the Borrower given at any time when no amount is outstanding under the Receivable Notes;

                  (b) Immediately and without further action upon the occurrence of an Event of Default of the nature referred to in Subsection 8.1(d); or

                  (c) Immediately when any Event of Default (other than one of the nature specified in Subsection 8.1(d)) shall have occurred and be continuing and either (i) the Majority Lenders shall have demanded payment of the Receivable Note(s) or (ii) the Majority Lenders shall elect to terminate any such future consideration by giving notice to Borrower.


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


         1.11 Section 6.1 of the Credit Agreement shall be and is hereby amended to add the following additional subparagraph (j) which shall provide as follows:

                  (j)      As soon as available, but in any event within five
                           (5) Business Days of each calendar month a letter from the Borrower, to the Lenders, describing in detail the progress to date of the take out financing to be provided by John Deere Credit through John Deere's PowerPlan.

       SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         2.1 To induce the Lenders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Lenders that:

                  (a) this Amendment, and the documents to be executed in connection with this Amendment, have been duly authorized, executed and delivered and constitute the legal, valid and binding obligations, contracts and agreements of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Borrower of this Amendment, (i) has been duly authorized by all requisite corporate action of the Borrower and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or the Borrower's articles of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);


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


                  (d) as of the date hereof and after giving effect to this Amendment, no Event of Default has occurred which is continuing;

                  (e)      all the representations and warranties contained in
                           Article 5 of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof; and

                  (f) pursuant to Section 3.1(b), the Borrower shall also remit to the Agent (for the exclusive benefit of the Agent) extension fee payments of $4,000 on October 1, 2001, $4,000 on November 1, 2001, $3,000 on December
                           1, 2001 and $3,000 on January 1, 2002.

            SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT

         3.1 This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied on terms and conditions satisfactory to the Lenders in their discretion:

                  (a) receipt by Norwest of an extension fee in the amount of $7,500;

                  (b) receipt by the Agent of an initial extension fee payment in the amount of $4,000, to be applied toward a total extension fee in the amount of $18,000, the balance of which shall be paid in accordance with
                           Section 2.1(f) of this Amendment;

                  (c) replacement Receivable Notes dated as of June 1, 2000, duly executed by the Borrower shall have been delivered to the Lenders;

                  (d) a certified copy of the resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment, the replacement Receivable Notes and other matters contemplated hereby;

                  (e) the representations and warranties of the Borrower set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and

                  (f) any and all other agreements, documents, instruments and powers as the Lenders may require or deem necessary to carry into effect the purposes of the documents described in this Section 3 and this Amendment.


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


                            SECTION 4. MISCELLANEOUS

         4.1 This Amendment shall be construed in connection with and as part of the Credit Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Credit Agreement are hereby ratified and shall be and remain in full force and effect. The Borrower warrants and represents that the Credit Agreement and the Loan Documents, as amended herein, are legally valid and binding obligations of the Borrower subject to no defenses, set-offs or counterclaims and are in full force and effect. By entering into this Amendment, the Lenders do not waive any right, power or remedy to which they are entitled as the result of any Event of Default which may exist.

         4.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

         4.3 The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning on construction of any of the provisions hereof.

         4.4 This Amendment constitutes the entire agreement between the parties and shall not in any way be modified, varied or amended unless in writing signed the parties. This Amendment shall control with respect to any of its provisions that conflict or are inconsistent with the Loan Documents and Guaranties and any other such documents, but to the extent not conflicting or inconsistent, the Loan Documents and Guaranties and any other such documents executed in connection with the transaction contemplated by this Amendment and the Credit Agreement shall be in full force and effect.

         4.5 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same instrument. Facsimile signatures of this Amendment shall be treated as originals until such time as the original signatures can be obtained.

         4.6 The Borrower agrees to do such further acts and things and execute and deliver, or cause to be executed and delivered, such agreements, powers and instruments as the Lenders may reasonably require or deem necessary to carry into effect the purposes of this Amendment.

         4.7. This Amendment shall be governed by and construed in accordance with the laws of the State of North Dakota.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                        RDO FINANCIAL SERVICES CO.,
                                        a North Dakota corporation


                                        By:   /s/ Thomas K Espel
                                            ------------------------------------
                                              Thomas K, Espel
                                              Its Assistant Secretary/Treasurer



                                        AG CAPITAL COMPANY,
                                        a Delaware corporation


Receivable Commitment as of:            By:   /s/ Todd D. Zabel
August 1, 2001 = $3,000,000                 ------------------------------------
November 1, 2001 = $2,500,000                 Todd D. Zabel
December 15, 2001 = $2,000,000                Its Loan Officer





                                        WELLS FARGO BANK NORTH DAKOTA,
                                        N.A., F/K/A NORWEST BANK NORTH
                                        DAKOTA, N.A., a national banking
                                        association


Receivable Commitment as of:            By:   /s/ David L Johnson, VP
August 1, 2001 = $9,000,000                 ------------------------------------
November 1, 2001 = $7,500,000                 David L. Johnson
December 15, 2001 = $6,000,000                Its Vice President







[Signatures continued]


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


         The undersigned, as Guarantors, acknowledge and agree to the foregoing Third Amendment to Credit Agreement.

                                        RDO EQUIPMENT COMPANY



Date: August 1, 2001                    By   /s/ Thomas K. Espel
      --------------                       -------------------------------------
                                             Thomas K. Espel
                                             Its Assistant Secretary/Treasurer




                                        RDO AGRICULTURE EQUIPMENT CO.



Date: August 1, 2001                    By   /s/ Thomas K. Espel
      --------------                       -------------------------------------
                                             Thomas K. Espel
                                             Its Assistant Secretary/Treasurer




                                        RDO CONSTRUCTION EQUIPMENT CO.



Date: August 1, 2001                    By   /s/ Thomas K. Espel
      --------------                       -------------------------------------
                                             Thomas K. Espel
                                             Its Assistant Secretary/Treasurer


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